Contract liabilities - Summary of Deferred Revenue (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Current:
Payments in advance of services	$ 6,215	$ 9,820
Advance billings	6,659	5,552
Others	28	333
Total	12,902	15,705
Non-current:
Payments in advance of services	11,495	8,714
Advance billings	1,104	1,008
Others	26	26
Total	$ 12,625	$ 9,748